                                                                    EXHIBIT 10.4

                       AMENDMENT NO. 2 TO LOAN AGREEMENT

          This Amendment No. 2 to Loan Agreement (this "Amendment") dated as of October 31, 1996 is entered into with reference to the Loan Agreement dated as of August 1, 1996 among Safety Components International, Inc., Automotive Safety Components International, Inc. and ASCI Holdings Germany (DE), Inc. (as joint and several "Borrowers"),and Bank of America National Trust and Savings Association, as Bank (as previously amended by an Amendment No. 1 thereto dated as of September 30, 1996, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

                                    RECITALS

     A. Pursuant to Amendment No. 1, Borrowers and Bank extended the date upon which certain lockbox agreements and the U.K. Facilities and the German Overdraft Facility described in the Loan Agreement would be entered into until October 31, 1996. Certain other closing conditions referred to in the closing letter executed in connection with the Loan Agreement (the "Letter Agreement") were similarly deferred.

     B. As of the date of this Amendment, such lockbox agreements, the U.K. Facilities and the German Overdraft Facility have not been finalized and certain of the obligations of Borrowers under the Letter Agreement have not been satisfied.

     C Borrowers and the Bank desire to extend the time available for the execution of such lockbox agreements, consummation of the U.K. Facilities and the German Overdraft Facility and the period for satisfaction of the obligations described in the Letter Agreement to December 6, 1996, and to make certain other technical corrections to the Loan Agreement.

          NOW, THEREFORE, Borrowers and the Bank, hereby agree as follows:

          1.   Audited Balance Sheet of Co. K.G. - Amendment to Section 3.1.
               ------------------------------------------------------------
Bank hereby agrees to accept the audited closing balance sheet of Co. K.G. prepared by Price Waterhouse and delivered to Bank by Borrowers in lieu of an audited opening balance sheet of Co. K.G. required by Section 7.1(o) of the Loan Agreement. In furtherance of this agreement, Section 3.1(d)(v) of the Loan Agreement is hereby

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amended to read in full as follows (with the changed text underscored below for the convenience of the reader):

          " (v) The Line B Note shall be prepaid on or before July 31 of each year in an amount equal to 75% of Excess Cash Flow for the immediately preceding Fiscal Year (calculated for the Fiscal Year ending March 31, 1997 on the basis of the period from the Closing Date to March 31, 1997 based upon the unaudited opening balance sheet of Co. KG as of August 5, 1996
              --        -----------------------------------------------------
     consolidated with the July 31, 1996 consolidated financial statements of SCI and its Subsidiaries), provided that, if and to the extent that (i) the
                                --------
     principal Indebtedness evidenced by the Line B Note has been reduced to $10,000,000, (ii) no Default or Event of Default has occurred with respect to the covenants set forth in Sections 6.10 through 6.15 during the two
                                            ----         ----
     Fiscal Quarters then most recently ended, and (iii) no Default or Event of Default then exists, the amount by which the Line B Note must be so prepaid shall be reduced to 50% of Excess Cash Flow. Any such payments under this clause (v) shall be applied to Amortization Amounts in the inverse order of
            ---
     their maturity."

          2.   Amendment to Section 3.2.  Section 3.2 of the Loan Agreement is
               ------------------------
hereby amended to read in full as follows:

          "Certain Fees.   On the Closing Date, Borrowers shall pay facility
           ------------
     fees and other fees to Bank of America for its services in arranging and structuring this Agreement, the U.K. Facilities and the German Overdraft Facility, in amounts set forth in the commitment letter heretofore issued to Borrowers by Bank of America. It is understood that this Section shall not be construed in derogation of Section 11.15. These fees are for the
                                               -----
     sole account of Bank of America, are fully earned on the dates when due, and are nonrefundable, provided that the portion of such fees which is
                            --------
     attributable to the U.K. Facility and the German Overdraft Facility shall be refunded to the extent that such facilities have not been consummated prior to December 6, 1996, unless such failure is due to no fault of Bank."

          3.   Amendment to Section 6.22.  Section 6.22 of the Loan Agreement is
               -------------------------
hereby amended to read in full as follows:

     "Post Closing Items. Fail to cause each of the following  to occur prior to
      ------------------
     December 6, 1996:

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               (a) termination of the Midland Facilities and all Liens and
     Contingent Obligations associated therewith and consummation of the U.K. Facilities with BofA London pursuant to documentation between ASCL and BofA London (which documentation shall be solely acceptable to Bank);

               (b) Consummation of the German Overdraft Facility with BofA Frankfurt pursuant to documentation between Co. KG and BofA Frankfurt (which documentation shall be solely acceptable to Bank); and

               (c) Consummation by Co. KG and BofA Frankfurt of a lockbox agreement in form and substance acceptable to BofA Frankfurt with BofA Frankfurt (or another institution acceptable to Bank), and the sending of notice to each of Co. K.G.'s account debtors to make their remittances to such Lockbox."

          4.   Amendment to Section 7.1(n).  Section 7.1(n) of the Loan
               ---------------------------
Agreement is hereby amended to read in full as follows:

               "(n) concurrently with the delivery of the financial statements referred to in Section 7.1(a), a Compliance Certificate signed by a Senior Officer of Borrowers;"

          5.   Extension of Time Periods Under the Letter Agreement.  The period
               ----------------------------------------------------
for satisfaction of Borrowers' remaining obligations under the Letter Agreement is hereby extended until December 6, 1996.

          6.   Counterparts.  This Amendment may be executed in counterparts in
               ------------
accordance with Section 11.7 of the Loan Agreement.
                        ----

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          7.   Confirmation.  In all other respects, the Loan Agreement is
               ------------
confirmed.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                       SAFETY COMPONENTS INTERNATIONAL, INC.,
                                       a Delaware corporation

                                       By: /s/ W. Hardy Myers
                                          ___________________________

                                       Title: Chief Financial Officer
                                             ________________________


                                       AUTOMOTIVE SAFETY COMPONENTS
                                       INTERNATIONAL, INC.,
                                       a Delaware corporation

                                       By: /s/ W. Hardy Myers
                                          ___________________________

                                       Title: Chief Financial Officer
                                             ________________________


                                       ASCI HOLDINGS GERMANY (DE), INC.,
                                       a Delaware corporation

                                       By: /s/ W. Hardy Myers
                                          ___________________________

                                       Title: Chief Financial Officer
                                             ________________________


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION,
                                       as Administrative Agent

                                       By: /s/ Elizabeth Amendt
                                          __________________________________
                                           Elizabeth Amendt, Vice President

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The following consent to the execution, delivery and performance of the foregoing Amendment No. 2., and confirm that their guarantees of the obligations of Borrowers remain in full force and effect, and without defense, counterclaim or offset.

VALENTEC SYSTEMS, INC.

By: /s/ W. Hardy Myers
   ___________________________

Title: Chief Financial Officer
      ________________________


GALION, INC.

By: /s/ W. Hardy Myers
   ___________________________

Title: Chief Financial Officer
      ________________________


ASCI HOLDINGS U.K., INC.

By: /s/ W. Hardy Myers
   ___________________________

Title: Chief Financial Officer
      ________________________


ASCI HOLDINGS CZECH (DE), INC.

By: /s/ W. Hardy Myers
   ___________________________

Title: Chief Financial Officer
      ________________________


ASCI HOLDINGS MEXICO (DE), INC.

By: /s/ W. Hardy Myers
   ___________________________

Title: Chief Financial Officer
      ________________________

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